Financial Instruments	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Financial Instruments
Note 26 - Financial Instruments
Concentration of credit risk
There is a concentration of credit risk with respect to cash and cash equivalents and restricted cash to the extent that substantially all of the amounts are carried with DNB Bank ASA and Citibank, however we believe this risk is remote, as they are established and reputable establishments with no prior history of default.
Interest rate risk
The Company is exposed to interest rate risk related to the LIBOR floating-rate portion of debts under our existing financing arrangements. There is a risk that LIBOR rate fluctuations will have a negative effect on the value of our cash flows. The Company is exposed to changes in long-term market interest rates if and when maturing debt is refinanced with new debt.
In certain situations, the Company may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. The Company is not engaged in derivative transactions for speculative or trading purposes and has not entered into derivative agreements to mitigate the risk of these fluctuations.
Foreign exchange risk management
The majority of the Company's gross earnings are receivable in U.S dollars. The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency, however, we incur certain expenditures in other currencies. There is a risk that currency fluctuations, primarily relative to the U.S. dollar will have a negative effect on the value of our cash flows. The Company has not entered into derivative agreements to mitigate the risk of these fluctuations.
Supplier risk
A supplier risk exists in relation to our rigs undergoing construction with Keppel and PPL, however, we believe this risk is remote as Keppel and PPL are global leaders in the rig and shipbuilding sectors. Failure to complete the construction of any newbuilding on time may result in the delay, renegotiation or cancellation of employment contracts secured for the newbuildings. Further, significant delays in the delivery of the newbuildings could have a negative impact on the Company’s reputation and customer relationships. The Company could also be exposed to contractual penalties for failure to commence operations in a timely manner or experience a loss due to non-payment under refund guarantees issued by Keppel’s and PPL’s respective parent, all of which would adversely affect the Company’s business, financial condition and results of operations.
Concentration of financing risk
There is a concentration of financing risk with respect to our long-term debt to the extent that a substantial amount of our long-term debt is carried or will be carried by Keppel and PPL in the form of shipyard financing. We believe the counterparties to be sound financial institutions, therefore, we believe this risk is remote.
Fair values of financial instruments
The carrying value and estimated fair value of the Company’s cash and financial instruments were as follows:

		As of December 31, 2021		As of December 31, 2020
(In $ millions)	Hierarchy	Fair Value	Carrying Value	Fair Value	Carrying Value
Assets
Cash and cash equivalents(1)	1	34.9	34.9	19.2	19.2
Restricted cash(1)	1	3.3	3.3	—	—
Trade receivables(1)	1	28.5	28.5	22.9	22.9
Tax retentions receivable(1)	1	1.9	1.9	10.5	10.5
Other current assets (excluding deferred costs)(1)	1	14.1	14.1	14.9	14.9
Due from related parties(1)	1	48.6	48.6	34.9	34.9
Non-current restricted cash(1)	1	7.8	7.8	—	—

Liabilities
Trade payables(1)	1	34.7	34.7	20.4	20.4
Accruals expenses and other current liabilities(1)	1	83.2	83.2	75.6	75.6
Long-term debt(2)	2	1,728.6	1,915.9	1,609.8	1,906.2
Guarantees issued to equity method investments(3)	3	—	—	5.9	5.9

(1) The carrying values approximate the fair values due to their near term expected receipt of cash.

(2) Long-term debt includes our 3.875% convertible bond due in 2023 which is fair valued using observable market-based inputs.

(3) The Guarantee issued to our equity method investment, Opex, as at December 31, 2020 was valued utilizing the inferred debt market method and subsequently mapped to an alpha category credit score, adjusting for country risk and probability of default. Effective August 4, 2021, upon sale of the Company's 49% interest in Opex, the guarantee was terminated and the associated liability was derecognized (see Note 7 - Equity Method Investments).
Assets measured at fair value on a non-recurring basis

As at December 31, 2020, the jack-up rig "Balder" was classified as held for sale and subsequently sold in February 2021 (see Note 6 - Gain on Disposals). The company measured the rig at a fair value of $4.5 million, which was determined using level 3 inputs based on a combination of an income approach, using projected discounted cash flows and estimated sale or scrap value which required significant judgements. There were no such items as at December 31, 2021.